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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2003

                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter


      Delaware                         001-10311                 75-2287571
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062



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Item 5.   Other Events.

     On August 23, 2002, Kaneb Pipe Line Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-98621) that became effective on September 3, 2002 (the "Registration Statement"). On March 18, 2003, the Partnership entered into an Underwriting Agreement relating to the offering of up to 3,450,000 units representing limited partner interests in the Partnership (the "Units"), including an over-allotment option to purchase 450,000 units. On March 19, 2003, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.3 and
23.4 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          1.1  Underwriting   Agreement,   dated  March  18,  2003,   among  the
               Registrant,   L.P.,   Kaneb  Pipe  Line   Company   LLC  and  the
               underwriters named therein.

          5.1  Opinion of Fulbright & Jaworski L.L.P.

          8.1  Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

          23.3 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

          23.4 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KANEB PIPE LINE PARTNERS, L.P.

                                         By: Kaneb Pipe Line Company LLC,
                                             General Partner



Dated March 19, 2003                            //s//
                                         ---------------------------------------
                                         Howard C. Wadsworth
                                         Vice President, Treasurer and Secretary



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                                INDEX TO EXHIBITS

     1.1 Underwriting Agreement, dated March 18, 2003, among the Registrant, L.P., Kaneb Pipe Line Company LLC and the underwriters named therein.

     5.1  Opinion of Fulbright & Jaworski L.L.P.

     8.1  Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

     23.3 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

     23.4 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).